Exhibit 10.1


                                                    Financial Services Inc.
                                                    222 North LaSalle Street
                                                    17th Floor
                                                    Chicago, IL 60601
[LOGO MERRILL LYNCH]                                (312) 499-3067
                                                    FAX (312) 499-3256

                                                    Kimberly D. Lee
                                                    Assistant Vice President


                                                    June 7, 2001


Mr. George Fischer
Controller
Sel-Leb Marketing, Inc.
495 River Street
Paterson, NJ 07524

RE: WORKING CAPITAL MANAGEMENT ACCOUNT ("WCMA") NO. 885-07E38

Dear Mr. Fischer,

This letter is to confirm the extension through June 30, 2001 of the WCMA Line of Credit Account and the temporary increase on that Line of Credit. In addition, MLPFS will extend the due date for the 03/31/01 quarterly financial statements through June 20, 2001.

This letter (i) does not in any manner constitute any waiver of either (a) any of our rights, remedies or powers pursuant to the Loan Agreements or any other agreement, document or instrument or applicable law, or (b) any default or Event of Default (howsoever defined, with the exception of the waiver of the Identified Default as described herein) under the Loan Agreements; and (ii) is not to be construed as an agreement by us to waive future or other defaults or to allow any cure periods at a later date not specifically provided for in the Loan Agreements or any other applicable agreement, document or instrument.

The effectiveness of this letter is hereby conditioned upon MLPFS' receipt of the written acknowledgment of the same by an authorized signator below.

Please let me know if you have any questions.

Sincerely,

/s/ Kimberly D. Lee
-------------------------
Kimberly D. Lee
Assistant Vice President


Accepted: /s/ Jack K. Koegel         Date:   06/08/01
         ------------------------         --------------
         Sel-Leb Marketing, Inc.

         Jack K. Koegel
         Vice President of the Board
         and Chief Operating Officer